Long-term Debt	6 Months Ended
Jun. 30, 2018
Long-term Debt [Abstract]
Long-term Debt

9.  Long-term Debt:

Long-term debt, net of deferred financing costs:

	December 31, 2017	June 30, 2018
$462 million Senior Secured Credit Facility	$81,886	$-
$450 million Senior Secured Term Loan Facility	450,000	350,000
Less: Deferred financing costs	(254)	-
Total debt	531,632	350,000
Less: Current portion	(81,632)	-
Long-term portion	$450,000	$350,000

$462 million Senior Secured Credit Facility

On February 13, 2015, the Company's wholly owned subsidiary, Drillship Alonissos Shareholders Inc., entered into a secured term loan facility agreement with a syndicate of lenders and DNB Bank ASA, as facility agent and security agent, for up to $475,000 to partially finance the construction costs of the Ocean Rig Apollo. This facility has a 5 year term and bears interest at LIBOR plus a margin. On March 3, 2015, the Company drew down an amount of $462,000 under this facility. On February 11, 2016, the client of the Ocean Rig Apollo sent to the Company a notice of termination. Under the $462,000 Senior Secured Credit Facility, the Company was required to find a new Satisfactory Drilling Contract (as defined in the loan agreement) by May 21, 2016. The Company did not secure a new drilling contract for the Ocean Rig Apollo and, therefore, was required to make a mandatory prepayment of approximately $145,894 on August 22, 2016. On August 31, 2016, the Company's wholly owned subsidiary, Drillship Alonissos Shareholders Inc., entered into an amendment to the term loan facility agreement in consideration for the lenders agreeing: (i) to reduce the amount of the mandatory prepayment from $145,894 to $125,000; (ii) to release the Company as Guarantor and from all obligations, actual or contingent, joint or several, now or at any time outstanding; (iii) to waive any existing breaches and, (iv) the cold-stacking of the drilling unit. Furthermore, a trust was formed, namely "Drillship Alonissos Stock Trust" (the "Trust"), in which the Company has transferred the shares of Drillship Alonissos Shareholders Inc. together with the shares of Drillship Alonissos Owners Inc., previously held by Drillship Alonissos Shareholders Inc. Additionally, the repayment schedule of the loan was altered to include a cash sweep term authorizing the lenders to transfer any excess cash flow on a monthly basis, as a prepayment pro rata across the loan, therefore, leading to the full repayment of the loan by June 2018, whereas according to the initial repayment schedule it would have been fully repaid by June 2020. On May 8, 2018, the Company prepaid in full the remaining outstanding balance (as of that date) of $43.8 million on its $462 million Senior Secured Credit Facility, with no prepayment penalty. Following the full prepayment, as of June 30, 2018, the Trust was dissolved and the shares of Drillship Alonissos Owners Inc., owner of the Ocean Rig Apollo, were transferred back to the Company and the Ocean Rig Apollo is in the process of being pledged to the lenders under the Company's $450 million Senior Secured Term Loan Facility, the outstanding balance of which stands at $350.0 million as of June 30, 2018 (Note 1 and Note 7).

$450 million Senior Secured Term Loan Facility

On September 22, 2017, the Restructuring Effective Date, the Company, including certain of its subsidiaries, acting as borrowers and guarantors, entered into a credit agreement with certain of its pre-Restructuring lenders (the "New Credit Agreement"). The New Credit Agreement contains limited restrictive covenants that are usual and customary for facilities of this type, including, without limitation: (i) delivery of financial statements, reports, accountants' letters, certificates and SEC filings; (ii) notices of defaults, material litigation and other material events; (iii) continuation of business and maintenance of existence and material rights and privileges; (iv) compliance with laws, including sanctions laws; and (v) maintenance of property and insurance.

The Company and certain of its subsidiaries guarantee the Company's obligations under the New Credit Agreement and collateral was granted to the lenders by way of first priority lien over substantially all existing and newly acquired assets of the borrowers and guarantors. The New Credit Agreement consists of a $450,000 Senior Secured Term Loan Facility, bearing interest at 8.00% per annum and with a maturity date of September 20, 2024. In addition, under the terms of the New Credit Agreement, the Company has the option to refinance the facility in full at no cost until March 22, 2018, at 105% from March 23, 2018 until March 22, 2019, at 103% from March 23, 2019 until March 22, 2020 and at 101% from March 23, 2020 until March 22, 2021.

Under ASU 2016-06 (Note 2) this option is considered as an embedded call option which has been assessed as closely related to the host contract (the New Credit Agreement), therefore is not valued separately and is not considered a derivative, pursuant to ASC 815 provisions.

On March 19, 2018, the Company made a prepayment of the New Credit Agreement in the amount of $100,000. As a result of this prepayment, the debt outstanding under the New Credit Agreement was reduced to $350,000.

The Company's outstanding debt is secured by, among other things, first priority mortgages over the Company's operating drilling units, corporate guarantees, first priority assignments of all freights, earnings, insurances and requisition compensation relating to such drilling units and a pledge of the shares of capital stock of certain of the Company's subsidiaries. Certain of our debt instruments contain financial covenants, minimum coverage ratio requirements and minimum liquidity and restrict, without the lender's prior consent, the Company's and its subsidiaries ability to, among other things, pay dividends, change the management and ownership of its drilling units, incur additional indebtedness, incur and create liens on its assets, change in the general nature of the Company's business and require that the Company maintain an established place of business in the United States or the United Kingdom.

Total interest and debt amortization cost incurred on long-term debt for the six-month periods ended June 30, 2017 and 2018, amounted to $141,597 and $16,788 respectively, of which $17,474 and $552 respectively, were capitalized as part of the cost of the drilling units under construction. Total interest incurred and amortization of debt issuance cost on long-term debt, net of capitalized interest, are included in "Interest and finance costs" in the accompanying unaudited interim condensed consolidated statements of operations.

Discharge of the 7.25% Senior Unsecured Notes, 6.50% Senior Secured Notes, $1.3 billion Senior Secured Term Loan B Facility and $1.9 billion Term Loan B Facility

On September 22, 2017, the restructuring effective date, the outstanding principal amounts, accrued interest and default interest of the 7.25% Senior Unsecured Notes, $6.50% Senior Secured Notes, $1.3 billion Senior Secured Term Loan B Facility and $1.9 billion Term Loan B Facility were discharged in exchange for new equity in the Company amounting to $1,992,533, cash consideration amounting to $320,800 and the $450 million Senior Secured Term Loan Facility discussed above.

The Company's weighted average interest rates on the above bank loans were 6.45% and 7.75%, as of June 30, 2017 and 2018, respectively.

The $450 million Senior Secured Credit Facility, totaling $350,000 as of June 30, 2018, is payable in U.S. Dollars and is due on September 2024, through an equal balloon installment.